INVESTORS MUNICIPAL CASH FUND
                   Investors Pennsylvania Municipal Cash Fund

          SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL
                   INFORMATION OF THE LISTED FUND (THE "FUND")

                              --------------------

On September 7, 1998, Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. (the "Adviser"), entered into an agreement with B.A.T Industries p.l.c. ("B.A.T"), pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund and the shareholders of the Fund have approved a new investment management agreement with the Adviser, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

At the special meeting of shareholders of the Fund held on December 17, 1998 (the "Special Meeting"), the shareholders of Investors Pennsylvania Municipal Cash Fund, a series of the Investors Municipal Cash Fund, confirmed that, as a matter of fundamental policy, the Fund is classified as a non-diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"), but the shareholders voted to eliminate any additional fundamental diversification policies.

Additionally,  at the Fund's  Special  Meeting,  the  shareholders  approved the reclassification of the Fund's investment objective(s) and policies as non-fundamental, with the exception of those policies required to be fundamental by the 1940 Act. An objective or policy which is non-fundamental may be changed or eliminated by a Fund's Board of Trustees without a vote of the shareholders.

The Fund's fundamental policies have been amended by a vote of shareholders at the Fund's Special Meeting. Following is a list of the Fund's amended and restated fundamental policies. As a matter of fundamental policy, the Fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.   issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.   purchase   physical   commodities   or   contracts   relating  to  physical
     commodities;

7. make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following policies are non-fundamental, and may be changed or eliminated for the Fund by its Board without a vote of the Fund's shareholders:

The Investors Pennsylvania Municipal Cash Fund may not:

1. purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal;

2. make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions;

3.   invest in real estate limited partnerships.

March 23, 1999